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EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  Section 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of The Cronos Group (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Peter J Younger, the Chief Financial Officer of the Company, certify, based on my knowledge, that:

                  (i)      The Report fully complies with the requirements of
                           Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and,

                  (iii)    The information contained in the Report fairly
                             presents, in all material respects, the financial condition and results of operation of the Company.

March 20, 2003

/s/ PETER J. YOUNGER
--------------------
Peter J. Younger
Chief Financial Officer

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